Exhibit 99.2

F E B R U A R Y 2 0 2 2

Agree Realty Overview (NYSE: ADC)

Net lease growth REIT focused on the acquisition and development of high-quality retail properties

OUR COMPANY

- Founded in 1971 by Executive Chairman, Richard Agree
- Public on the NYSE since 1994
- $6.5 billion[(1)] retail net lease REIT headquartered in Bloomfield Hills, Michigan
- 1,404 retail properties totaling approximately 29.1 million square feet in 47 states
- Investment grade issuer ratings of Baa2 from Moody's and BBB from S&P

RETHINK RETAIL

- Capitalize on distinct market positioning in the retail net lease space
- Focus on 21st century industry-leading retailers through our three unique external growth platforms
- Leverage our real estate acumen and relationships to identify superior risk-adjusted opportunities
- Maintain a conservative and flexible capital structure that enables our growth trajectory
- Provide consistent, high-quality earnings growth and a well-covered, growing dividend

As of December 31, 2021, unless otherwise noted. (1) As of February 18, 2022.

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RE THINKING RETAIL 2 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

consistency 3 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL. n o un steadfast adherence to the same principles, course, or form [ kuh n - sis - tuh n - see ]

Recent Highlights

Announced 2022 acquisition guidance of $1.1 billion to $1.3 billion(1)

- Completed a forward equity offering of 5.75 million shares for anticipated net proceeds of approximately $375 million
- Expanded the revolving credit facility to $1.0 billion and extended the maturity to January 2027(2)
- Settled approximately 1.5 million shares of outstanding forward equity during Q4 2021 for net proceeds of $94.2 million
- 3.4x Proforma Net Debt to Recurring EBITDA as of the end of Q4 2021(3)
- Declared a common cash dividend of $0.227 per share for February, representing a 9.7% year-over-year increase
- Announced record 2021 acquisition volume of $1.39 billion of retail net lease assets
- 69.3% of base rents acquired in 2021 derived from investment grade retailers(4)
- 29.1% of base rents acquired in 2021 were derived from ground leased assets
- Ground lease exposure increased to record 14.3% of annualized base rents
- Sold 18 properties in 2021 for gross proceeds of $58.0 million
- Announced 2022 disposition guidance of $25 million to $75 million of retail net lease assets(1)

As of February 18, 2022, unless otherwise noted. (1) Reflects full-year 2022 acquisition and disposition guidance provided by the Company on January 4, 2022 and affirmed on February 22, 2022. (2) Assumes two 6-month options are exercised. (3) Proforma for the settlement of the Company's outstanding forward equity offerings as of December 31, 2021. (4) Refer to footnote 1 on slide 7 for the Company's definition of Investment Grade.

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The Country’s Leading Retail Portfolio

Agree Realty Snapshot TENANT SECTOR ANNUA L I Z E D BASE RENT % OF TOTAL Grocery $39 . 1 10.5% Home Improvement 35 . 3 9.5% Convenience Stores 29 . 7 8.0% Tire and Auto Service 29 . 0 7.8% General Merchandise 24 . 1 6.5% Off - Price Retail 23 . 5 6.3% Auto Parts 23 . 0 6.2% Dollar Stores 21 . 3 5.7% Farm and Rural Supply 16 . 4 4.4% Pharmacy 15 . 3 4.1% Other 115 . 1 31.0% Total $371 . 8 100.0% Share Price (1) $63.61 Equity Market Capitalization (1)(2) $4.6 Billion Property Count 1,404 properties Top 3 Tenant Concentration 14.4% Net Debt to EBITDA 4.9x / 3.4x (3) Investment Grade % (4) 67.0% TENANT / CONCEPT ANNUA L I Z E D BASE RENT % OF TOTAL $24 . 5 6 . 6% 14 . 4 3 . 9% 14 . 4 3 . 9% 13 . 2 3 . 5% 12 . 3 3 . 3% 11 . 9 3 . 2% 10 . 8 2 . 9% 10 . 6 2 . 8% 10 . 5 2 . 8% 10 . 3 2 . 8% 9 .6 2 . 6% 9 .1 2 . 5% 9 .0 2 . 4% 7 .9 2 . 1% 7 .9 2 . 1% 7 .6 2 . 0% 7 .0 1 . 9% 6 .8 1 . 8% Other 174 . 0 46 . 9% Total $371 . 8 100 . 0% Company Overview Tenants ($ in millions) Retail Sectors ($ in millions) As of December 31, 2021, unless otherwise noted. (1) As of February 18, 2022. (2) Reflects common shares and OP units outstanding multiplied by the closing price as of 2/18/2022. (3) Proforma for the settlement of the Company’s outstanding forward equity offerings as of December 31, 2021. (4) Refer to footnote 1 on slide 7 for the Company’s definition of Investment. 6 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

Strong Investment Grade Portfolio BEST - IN - CLASS RETAILERS WITH CONSERVATIVE BALANCE SHEETS 17% SUB - INVESTMENT GRADE 16% NOT RATED 67% INVESTMENT GRADE (1) As of December 31, 2021. Any differences are a result of rounding. (1) Based on ABR derived from tenants, or parent entities thereof, with an investment grade credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings, or the National Association of Insurance Commissioners. 7 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL. Retail Credit Type (%ABR)

National and Super - Regional Retailers 1% F R AN C H I S E 14% SUPER - REGIONAL INDUSTRY - LEADERS OPERATING IN E - COMMERCE RESISTANT SECTORS 85% NATIONAL Retail Tenant Type (%ABR) As of December 31, 2021. Any differences are a result of rounding. 8 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

Ground Lease Portfolio Breakdown FEE SIMPLE OWNERSHIP + SIGNIFICANT TENANT INVESTMENT Ground Lease Credit Overview (%ABR) 87% INVESTMENT GRAD E (1) 11% NOT RA TED 2% SU B - I NV ESTME N T GRA D E Ground Lease Portfolio Overview 182 Properties 14 . 3% of total p o r t fo l io ABR 12.0 years w eigh t ed - average lease term Top Ground Lease Tenants (% ABR) 13% As of December 31, 2021. (1) Refer to footnote 1 on slide 7 for the Company’s definition of Investment Grade. 9 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL. 12% 12% 8% 7% 6% 4% 2% 2% 2%

As of December 31, 2021, unless otherwise noted. (1) Retailer credit ratings are weighted by annualized base rent as of December 31, 2021. The weighted - average credit rating is determined by factoring in each Company’s unsecured ratings from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings, or the National Association of Insurance Commissioners. Assumes the equivalent of a B+/B1 rating for non - rated retailers. (2) Retailers’ weighted - average cost of debt factors in each Company’s 10 - year unsecured debt yields as of 12/31/2021 (to the extent applicable). Assumes the same pricing as the 10 - Year Bloomberg BBB Composite Index for investment grade retailers that do not have applicable debt. Assumes the same pricing as the ICE BofA US High Yield Index Effective Yield for sub - investment Ground Lease Portfolio Offers Superior Risk - Adjusted Returns BOND - LIKE CASH FLOWS FROM INVESTMENT GRADE CREDITS AT HIGHER YIELDS Ground Lease Key Metrics 10 - Year Bloomberg BBB Composite Index (3) 182 Properties 14 . 3% of Total Po r t fo l io ABR 12.0 Years Weighted – Average Lease Term $53M A nn u ali z ed Base Rent 87% I nve s t ment Grade BBB+ WTD Average Credit Rating (1) 2.6% Retailers’ 10 - Year WTD Average Cost of Debt (2) ADC Ground Lease Portfolio vs. 10 - Year Bloomberg BBB Index Longer Term: WALT of 12.0 years vs. the 10 - year duration of the BBB Index Superior Credit Profile: Average credit rating of BBB+ Reversionary Interest: If the tenant were to ever vacate, the building and the improvements revert for free! Embedded Growth Profile: Average internal growth of close to 1% 1 . 0% grade and non - rated retailers that do not have applicable debt. (3) Per Bloomberg as of February 7, 2022. 10 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL. 1 . 5% 2 . 0% 2 . 5% 3 . 0% 3 . 5% F e b - 2 1 F e b - 2 1 M a r - 2 1 A p r - 2 1 A p r - 2 1 M ay - 2 1 J u n - 2 1 J u n - 2 1 J u l - 21 A u g - 2 1 S e p - 2 1 S e p - 2 1 O c t - 21 N o v - 2 1 N o v - 2 1 De c - 2 1 Ja n - 2 2 Ja n - 2 2

Limited Exposure to Sectors Impacted by COVID

THREE MOST IMPACTED SECTORS TOTAL LESS THAN 4% OF ABR

At least 99% of rent payments received in each of the past nineteen months[1]

SECTOR	% ABR	CHANGE IN EXPOSURE SINCE 1/1/2018[2]	NOTABLE TENANTS	E-COMMERCE RESISTANCE	RECESSION RESISTANCE	PRIVATE EQUITY SPONSORSHIP	REAL ESTATE ATTRIBUTES	COMMENTS
Health & Fitness	2.0%	387 BPS	LA Fitness, Planet Fitness	HIGH	YES	HIGH	WEAK	Private equity sponsorship, proliferation of low-cost operators + single purpose boxes.
Movie Theaters	1.0%	146 BPS	AMC, Cinemark, Regal	LOW	MODERATE	LIMITED	WEAK	Single purpose boxes + online disruption = minimal exposure to leading operators.
Entertainment Retail	0.6%	110 BPS	Dave & Buster's	HIGH	MODERATE	ACCELERATING	MODERATE	Discretionary nature = limited exposure to leading operator with strong underlying real estate.

As of December 31, 2021, unless otherwise noted. (1) Reflects rent collections for July 2020 through January 2021, as of February 22, 2022. (2) Represents the change in the Company's exposure, measured as the % of total ABR, from January 1, 2018 to December 31, 2021.

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Disciplined Investment Strategy & Active Portfolio Management

Our Investment Strategy Agree leverages its three distinct investment platforms to target industry - leading retailers in e - commerce and recession resistant sectors Engage in consistent dialogue to understand store performance and tenant sustainability Leverage relationships to identify the best risk - adjusted opportunities THREE - PRONGED GROWTH STRATEGY COMPREHENSIVE REAL ESTATE SOLUTIONS FOR LEADING RETAILERS A CQ UISI T I O N S DEVE L O P M E N T PARTNER CAPITAL SOLUTIONS RETAILER RELATIONSHIPS 13 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

What Has ADC Been Investing In? The retail landscape continues to dynamically evolve as market forces cause disruption and change . To mitigate risk in a period of continued disruption, the Company adheres to a number of investment criteria, with a focus on four core principles : O M N I - C H A N N E L CRITICAL (E - COMMERCE RESISTANCE) Focus on leading operators that have matured in omni - channel structure or those in e - commerce resistant sectors RECESSION R E S I S T AN C E Emphasize a balanced portfolio with exposure to counter - cyclical sectors and retailers with strong credit profiles AVOIDANCE OF PRIVATE EQUITY SPONSORSHIP Strong emphasis on leading operators with strong balance sheets and avoidance of private equity sponsored retailers STRONG REAL ESTATE FUNDAMENTALS & FUNGIBLE BUILDINGS Protects against unforeseen changes to our top - down investment philosophy 14 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

Large & Fragmented Opportunity Set

TOP-DOWN FOCUS ON LEADING RETAILERS IN THE U.S. PAIRED WITH A BOTTOMS-UP REAL ESTATE ANALYSIS

ADC reviewed $44 billion of opportunities since 2018



$4.0 BILLION acquired since 2018

1. **MARKET RENTS**
   - Rents ≤ market
   - Fungibility of building
2. **COMPETITION**
   - Limited competition
   - Strong market presence
3. **REAL ESTATE FUNDAMENTALS**
   - Access
   - Visibility
   - Demos
4. **RETAIL SYNERGY**
   - Major retail corridor
   - Strong traffic drivers

As of December 31, 2021.

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Sandbox Offers Runway for Growth 150,000+ NET LEASE OPPORTUNITIES AND GROWING WITH BEST - IN - CLASS RETAILERS 4,600+ Tire & Auto Service Stores 6,900+ General Merchandise Stores 22 , 900+ Auto Parts Stores 33 , 800+ Dollar Stores 2,100+ Farm & Rural Supply Stores 900+ Crafts & Novelties Stores 31 , 700+ QSR Stores 900+ Equipment Rental Stores 1,300+ Warehouse Club Stores 6,000+ Off - Price Retail Stores 8,800+ Home Improvement Stores 1,200+ Consumer Electronics Stores 10 , 200+ Grocery Stores 20,700+ Convenience Stores 200+ Dealerships As of December 31, 2021. Stores counts obtained from company filings and third - party sources including Progressive Grocer, Convenience Store News, Forbes & Petroleum and Restaurant Business Magazine. 16 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

$220.1 $295.8 $336.8 $607.0 $701 . 4 $1 . 31B $1 . 39B $1.1B to $1.3B $14 . 9 $38 . 0 $62.7 $74.4 $32 . 4 $43 . 2 $40 . 0 $ 1 , 5 00 1 , 4 00 1 , 3 00 1 , 2 00 1 , 1 00 1 , 0 00 9 0 0 8 0 0 7 0 0 6 0 0 5 0 0 4 0 0 3 0 0 2 0 0 1 0 0 0 2015 2016 2017 2018 2019 2020 DEVELOPMENT & PCS (2) 2021 2022E (1) Ramping Investment Activity ADC HAS INVESTED $5.6 BILLION IN HIGH - QUALITY RETAIL NET LEASE PROPERTIES SINCE 2010 Investment Activity ($ in millions) As of December 31, 2021, unless otherwise noted. (1) Reflects full - year 2022 acquisition guidance provided by the Company on January 4, 2022 and affirmed on February 22, 2022. (2) Represents A C QU I S I T I O NS development and PCS activity, completed or commenced. 17 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

Active Portfolio Management FOCUSED ON NON - CORE ASSET SALES & CAPITAL RECYCLING Total Dispositions 2010 - 2021: $404 million (1) 2016 2017 FLORIDA (2) NORTH DAKOTA (3) MINNESOTA (3) ATLANTIC BEACH, FL 2018 (1) SPRINGFIELD, IL WICHITA FALLS, TX MT (1) & VA (1) MN (2) & ND (2) LA (1) & PA (1) APOPKA, FL UPLAND, CA MICHIGAN (3) 2019 MI (2), NY & FL OH (2) & PA (2) FORT WORTH, TX VA (3) TYLER, TX FLOWOOD, MS MAPLEWOOD, MN BELTON, MO 2020 PENSACOLA, FL OH (3), WV, & VA TOPEKA, KS INDIANAPOLIS, IN OCALA, FL OSCODA, MI $67.6M $67.2M UT (2), ND & MT IL (1), ND (1) & OH (1) MACOMB TOWNSHIP, MI MICHIGAN (3) MIDLAND, MI $58.0M $49.4M RANCHO CORDOVA, CA $45.8M PORT ST. JOHN, FL $29.7M KIRKLAND, WA JACKSONVILLE BEACH, FL 2021 MICHIGAN (2) ST. GEORGE, UT SC (2) & TX (1) AUSTIN, TX JACKSONVILLE, FL SC (1) & MN (1) AURORA, CO As of December 31, 2021. Graph is representative and does not include all dispositions. (1) Includes Meijer’s exercise of a purchase option totaling $3.9 million. 18 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

Fortified Balance Sheet

$28 $4 $50 $50 $410 $100 $475 $125 $300 $160 $0 $ 1 00 $ 2 00 $ 3 00 $ 4 00 $ 5 00 Leading With Our “Fortress” Balance Sheet 2021 PUBLIC BOND OFFERING & TERM LOAN PAYOFF EXTENDED MATURITIES AND REDUCED AVERAGE INTEREST RATE TO ~3.2% CAPITALIZATION STATISTICS Equity Market Capitalization (2) $4.6 Billion Enterprise Value (2)(3) $6.5 Billion Total Debt to Enterprise Value 24.5% CREDIT METRICS Fixed Charge Coverage Ratio 5.2x Net Debt to Recurring EBITDA (4) 4.9x / 3.4x (5) Issuer Ratings Baa2 / BBB Ratings Outlooks Positive / Stable As of December 31, 2021, unless otherwise noted. (1) Represents $160 million of borrowings under the Company’s $1.0 billion Revolving Credit Facility; assumes two 6 - month extension options are exercised. (2) As of February 18, 2022. (3) Enterprise value is calculated as the sum of net debt, the liquidation value of preferred equity and equity market capitalization. (4) Reflects net debt to annualized Q4 2021 recurring EBITDA. (5) Proforma for the settlement of the Company’s outstanding ATM forward equity offerings as of December 31, 2021. Debt Maturities ($ in millions) 202 2 202 3 202 4 202 5 202 6 202 7 202 8 202 9 203 0 203 1 203 2 2033 REVOLVING CREDIT FACILITY UNSECURED SECURED (1) 20 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

$100 $100 $100 $225 ( 30% ) $125 (22%) $350 (26%) $650 ( 34% ) $40 $237 $229 $531 (70%) $433 (78%) $988 ( 74% ) $1,095 (57%) $175 (9%) $0 $ 2 50 $ 5 00 $ 7 50 $ 1 , 000 $ 1 , 250 $ 1 , 500 $ 1 , 750 2015 2016 SECURED DEBT 2017 2018 UNSECURED DEBT Capital Markets Track Record STRONG CAPITAL MARKETS EXECUTION HAS PROVIDED AMPLE LIQUIDITY; OVER $5.8 BILLION OF ACTIVITY SINCE 2010 Capital Markets Activity ($ in millions) $2,000 Reflects gross proceeds for long - term debt and equity raised through December 31, 2021. Forward equity offerings are shown in the year they were raised, rather than settled. 2019 2020 2021 COMMON EQUITY PREFERRED EQUITY 21 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

Low Leverage = Strong Positioning ADC HAS BEEN AT OR BELOW 4.2X PROFORMA NET DEBT TO RECURRING EBITDA SINCE 2018 As of December 31, 2021. Proforma Net Debt to Recurring EBTIDA deducts the Company’s outstanding forward equity offerings for each period from the Company’s net debt for each period. Q3 2019 Q4 2019 Q1 2020 Q2 2020 NET DEBT TO RECURRING EBITDA Q3 2020 Q4 2020 Q1 2021 Q2 2021 PROFORMA NET DEBT TO RECURRING EBITDA (includes outstanding forward equity offerings) Q1 2019 3 . 7X 5 . 0X Q2 2019 3 . 2X 4 . 4X 4 . 0X 5 . 1X 3 . 7X 4 . 5X 2 . 5X 4 . 8X 1 . 6X 3 . 5X 4 . 0X 4 . 8X 4 . 2X 4 . 9X 3 . 6X 4 . 5X 4 . 7X 3 . 2X Q3 2021 3 . 7X 4 . 4X Q4 2021 3 . 4X 4 . 9X 22 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

Agree Realty's ESG Practices

DEDICATED TO SUSTAINABILITY AND GOOD CORPORATE CITIZENSHIP

ENVIRONMENTAL PRACTICES

Embraces responsibility to be a good steward of the environment and to use natural resources carefully

Focus on industry leading, national & super-regional retailers provides for a relationship with some of the most environmentally conscientious retailers in the world

The Company's award-winning headquarters buildings utilize green technologies including programmable thermostats, Low-E window glass, LEED HVAC systems and LED occupancy-sensored lighting

SOCIAL RESPONSIBILITY

The Agree Wellness program focuses on Health Wellness & Financial Wellness to enhance employee well-being

Ongoing professional development is offered to help all team members advance their careers

The Company has recently sponsored charities including Leader Dogs for the Blind and Kids Kicking Cancer

ADC has received awards from Globe St, Crain's Detroit Business, and Best and Brightest in Wellness recognizing its outstanding corporate culture and wellness initiatives

LEADER DOGS FOR THE BLIND

Kids Kicking Cancer's Heroes Circle

CORPORATE GOVERNANCE

ADC's Board has nine directors, seven of whom are independent; five new independent directors added since 2018

All team members adhere to the Company's Code of Business Conduct and Ethics, and ADC's Rules for Victory

95%+ support for "say-on-pay" advisory vote for the past six years

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Investment Summary Highlights 24 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL. FORTIFIED BALANCE SHEET HIGHEST - QUALITY RETAIL REAL ESTATE Robust growth t raj ec t o r y MULTI - YEAR INVESTMENT GRADE TRACK RECORD OF EXECUTION ISSUER RATINGS Well - covered co n sis t en t & d ivi de nd

A PPE N D IX 25 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "seek," "anticipate," "estimate," "approximately," "believe," "could," "project," "predict," "forecast," "continue," "assume," "plan," references to "outlook" or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Certain factors could occur that might cause actual results to vary, including the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, the general deterioration in national economic conditions, weakening of real estate markets, decreases in the availability of credit, increases in interest rates, adverse changes in the retail industry, the Company's continuing ability to qualify as a REIT and other risks and uncertainties as described in greater detail in the Company's filings with the Securities and Exchange Commission (the "SEC"), including, without limitation, the Company's Annual Report on Form 10-K and subsequent quarterly reports. Except as required by law, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information about the Company's business and financial results, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of the Company's SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investors section of the Company's website at www.agreerealty.com.

All information in this presentation is as of December 31, 2021, unless otherwise noted. The Company undertakes no duty to update the statements in this presentation to conform the statements to actual results or changes in the Company's expectations.

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Non-GAAP Financial Measures

This presentation includes a non-GAAP financial measure, Net Debt to Recurring EBITDA, which is presented on an actual and proforma basis. A reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure appears on the following page. The components of this ratio and their use and utility to management are described further in the section below. In addition, this presentation includes the non-GAAP measure of Annualized Base Rent ("ABR"). ABR represents the annualized amount of contractual minimum rent required by tenant lease agreements, computed on a straight-line basis. ABR is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes annualized contractual minimum rent is useful to management, investors, and other interested parties in analyzing concentrations and leasing activity.

Components of Net Debt to Recurring EBITDA

EBITDAre is defined by Nareit to mean net income computed in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization, any gains (or losses) from sales of real estate assets and/or changes in control, any impairment charges on depreciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company considers the non-GAAP measure of EBITDAre to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance. The Company considers EBITDAre a key supplemental measure of the Company's operating performance because it provides an additional supplemental measure of the Company's performance and operating cash flow that is widely known by industry analysts, lenders and investors. The Company's calculation of EBITDAre may not be comparable to EBITDAre reported by other REITs that interpret the Nareit definition differently than the Company.

Recurring EBITDA The Company defines Recurring EBITDA as EBITDAre with the addback of noncash amortization of above- and below- market lease intangibles, and after adjustments for the run-rate impact of the Company's investment, disposition and leasing activity for the period presented, as well as adjustments for non-recurring benefits or expenses. The Company considers the non-GAAP measure of Recurring EBITDA to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance. The Company considers Recurring EBITDA a key supplemental measure of the Company's operating performance because it represents the Company's earnings run rate for the period presented and because it is widely followed by industry analysts, lenders and investors. The Company's calculation of Recurring EBITDA may not be comparable to Recurring EBITDA reported by other companies that have a different interpretation of the definition of Recurring EBITDA. The Company's ratio of Net Debt to Recurring EBITDA is used by management as a measure of leverage and may be useful to investors in understanding the Company's ability to service its debt, as well as assess the borrowing capacity of the Company. The Company's ratio of Net Debt to Recurring EBITDA is calculated by taking annualized Recurring EBITDA and dividing it by our Net Debt per the consolidated balance sheet.

Net Debt The Company defines Net Debt as total debt less cash, cash equivalents and cash held in escrows. The Company considers the non-GAAP measure of Net Debt to be a key supplemental measure of the Company's overall liquidity, capital structure and leverage. The Company considers Net Debt a key supplemental measure because it provides industry analysts, lenders and investors useful information in understanding our financial condition. The Company's calculation of Net Debt may not be comparable to Net Debt reported by other REITs that interpret the definition differently than the Company. The Company presents Net Debt on both an actual and proforma basis, assuming the Anticipated Net Proceeds from Outstanding Forwards are used to pay down debt. The Company believes the proforma measure may be useful to investors in understanding the potential effect of the Anticipated Net Proceeds from Outstanding Forwards on the Company's capital structure, its future borrowing capacity, and its ability to service its debt.

Anticipated Net Proceeds from Outstanding Forwards Since the first quarter of 2018, the Company has utilized forward sale agreements to sell shares of common stock. Selling common stock through forward sale agreements enables the Company to set the price of such shares upon pricing the offering (subject to certain adjustments) while delaying the issuance of such shares and the receipt of the net proceeds by the Company. Given the Company's frequent use of forward sale agreements, the Company considers the non-GAAP measure of Anticipated Net Proceeds from Outstanding Forwards to be a key supplemental measure of the Company's overall liquidity, capital structure and leverage. The Company defines Anticipated Net Proceeds from Outstanding Forwards as the number of shares outstanding under forward sale agreements at the end of each quarter, multiplied by the applicable forward sale price for each agreement, respectively.

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Net Debt to Recurring EBITDA Reconciliation

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Net Income	$18,516	$18,722	$20,781	$22,744	$21,370	$25,424	$21,416	$23,760	$30,278	$22,461	$36,830	$33,306
Interest expense, net	7,558	7,455	8,352	9,730	9,670	8,479	10,158	11,791	11,653	12,549	13,066	13,111
Income tax expense	(170)	195	184	328	259	260	306	260	1,009	485	390	517
Depreciation of rental real estate assets	7,643	8,276	8,866	9,563	10,402	11,316	12,669	13,980	15,292	16,127	17,019	18,293
Amortization of lease intangibles - in-place leases and leasing costs	2,157	2,496	2,965	3,453	3,621	4,170	4,523	5,567	6,050	6,905	7,310	8,116
Non-real estate depreciation	64	64	66	89	109	121	135	144	147	156	159	156
Provision for impairment	416	1,193	0	0	0	1,128	2,868	141	0	0	0	1,919
(Gain) loss on sale of assets, net	(3,427)	(2,949)	(2,597)	(4,333)	(1,645)	(4,952)	(970)	(437)	(3,062)	(6,753)	(3,470)	(1,826)
EBITDAre	$32,757	$35,452	$38,617	$41,574	$43,786	$45,947	$51,105	$55,206	$61,367	$51,930	$71,304	$73,592
Run-Rate Impact of Investment, Disposition & Leasing Activity	$1,657	$1,641	$2,782	$1,435	$1,160	$3,015	$5,093	$3,973	$4,175	$3,939	$3,491	$3,372
Amortization of above (below) market lease intangibles, net	3,276	3,225	3,381	3,618	3,809	3,779	3,964	4,333	4,756	5,260	6,615	7,654
Other expense (income)	0	0	0	0	0	(23)	0	0	0	14,614	0	0
Recurring EBITDA	$37,690	$40,318	$44,780	$46,627	$48,755	$52,717	$60,162	$63,512	$70,298	75,743	$81,410	$84,618
Annualized Recurring EBITDA	$150,760	$161,272	$179,120	$186,508	$195,020	$210,868	$240,648	$254,048	$281,192	302,972	$325,640	$338,472
Total Debt	$775,200	$739,166	$931,867	$876,115	$1,026,111	$783,878	$1,153,642	$1,225,433	$1,371,238	$1,543,040	$1,542,839	$1,702,635
Cash, cash equivalents and cash held in escrows	(25,349)	(22,429)	(10,802)	(42,157)	(92,140)	(36,384)	(16,230)	(7,955)	(7,369)	(188,381)	(102,808)	(45,250)
Net Debt	$749,851	$716,737	$921,065	$833,958	$933,971	$747,494	$1,137,412	$1,217,478	$1,363,869	$1,354,659	1,440,031	1,657,385
Net Debt to Recurring EBITDA	5.0x	4.4x	5.1x	4.5x	4.8x	3.5x	4.7x	4.8x	4.9x	4.5x	4.4X	4.9X
Anticipated Net Proceeds from Outstanding Forwards	$190,000	$199,900	$197,356	$144,676	$437,765	$411,062	$376,396	$203,211	$189,577	$258,749	$226,455	$519,183
Proforma Net Debt	559,851	516,837	723,709	689,282	496,206	336,432	$761,016	$1,014,267	$1,174,291	$1,095,909	$1,213,576	$1,138,202
Proforma Net Debt to Recurring EBITDA	3.7x	3.2x	4.0x	3.7x	2.5x	1.6x	3.2x	4.0x	4.2x	3.6x	3.7X	3.4X

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CON T A C T PETER COUGHENOUR Chief Financial Officer (248) 737 - 4190 peter@agreerealty.com 29 © 2022 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL.